Exhibit 99.1

Ameriana Bancorp

Annual Meeting of Shareholders

May 21, 2009

Forward-Looking Statement

This presentation contains forward-looking statements, which include statements about Ameriana’s future financial performance, business plans and strategies. Forward-looking statements involve future risks and uncertainties, because of factors that could cause actual results to differ materially from those expressed or implied. Specific risk factors and other uncertainties that could affect the accuracy of forward-looking statements are included in Ameriana’s Form 10-K for the year ended December 31, 2008.

Michael Kent Chairman of the Board

Introduction of Directors:

• Jerome J. Gassen – President and Chief Executive Officer – Ameriana Bancorp

• Ronald R. Pritzke – Vice Chairman of the Board, Ameriana Bancorp, Partner - Pritzke & Davis

• Donald C. Danielson – Vice Chairman of the Board – City Securities Corporation

• R. Scott Hayes – General Counsel, Senior Partner – Hayes Copenhaver Crider

• Charles M. (Kim) Drackett, Jr. – Chairman, President and General Manager – Fairholme Farms Inc.

• Richard E. Hennessey – Executive Vice President and Chief Financial Officer – Shiel Sexton Company inc.

• Paul W. Prior – Director Emeritus - Former President and Chairman of the Board

Representing our Independent Auditor

BKD – Indianapolis Office

Steve Moore

Partner - BKD

Mike Ososki

Manager - BKD

Introduction of Senior Officers:

• John J. Letter – Senior Vice President – Treasurer and Chief Financial Officer

• Matthew F. Branstetter – Senior Vice President and Chief Credit Officer

• Nancy A. Rogers - Senior Vice President – Investor Relations and Corporate Secretary

Proxy Proposals

• Election of Directors

• Ratification of Appointment of BKD, LLP as Independent Auditor

Remarks of Mr. Kent:

• Board is focused on two key objectives:

– “Well Being” of the Company

– Return on investment to shareholders

• Well being of the Company

– Bank’s financial condition

– Strong Corporate Governance

– The Company’s strategic plan and its goals and objectives

– Quality of Management

Remarks of Mr. Kent:

• Corporate Governance

– Development, approval and implementation of the long-range strategic plan

– Independent Board Committees provide oversight

– Board education

• Management Team Focus

– Maintaining asset quality

– Minimizing credit losses

– Maintaining liquidity and capital

– Transformation from traditional thrift to a commercial bank

Jerome J. Gassen President and CEO

Background Information

• Headquarters – New Castle, Indiana Henry County

• 15 Locations

- 13 Banking Centers

- 1 Loan Production Center

- 1 Insurance Office

• # 1 Market Share in Henry County – 32.48%

- $201.6 Million in Deposits

• # 4 Market Share in Hancock County – 9.39%

- $59.5 Million in Deposits

(Source: FDIC)

Westfield

Anderson

Middletown

Carmel

Fishers

McCordsville

New Castle

Avon

INDIANAPOLIS

Greenfield

Knightstown

New Palestine

Morristown

Ameriana Bancorp - Profile

• Line of Business Focus

– Commercial/Business Lending

– Mortgage Banking

– Consumer Lending and Deposits

– Ameriana Financial Services

– Ameriana Insurance

• Experienced Management Team

• Enterprise Risk Management

Ameriana Bancorp Profile

“ Our mission and promise is to engage every customer in genuine and innovative ways, to truly understand and embrace their individual needs and desires, so we can provide them with the best financial solutions and direction.”

Ameriana Bancorp – Profile

(as of 12/31/2008)

• Ameriana Bank ($ in 000s)

- Total Assets - $461,417

- Total Loans - $325,526

- Total Deposits - $324,682

• Ameriana Financial

- Assets under Management - $ 34,781

• Ameriana Insurance

- Total Customers - 3,934

- P & C Coverage - $500,000+

Ameriana 2008 Financial Results

• Net Income of $741,000 compared to $1.2 million in 2007

• Net Interest Margin improved by 35 basis points

• Achieved 9.6% loan portfolio growth

• Grew the Investment Portfolio by 13.0% to 16.3% of total assets

• Sold 20.94% interest in Indiana Title Insurance Company

Industry Challenges In 2008

• Commercial

– Deterioration of credit quality

– Higher Industry NPAs

– Higher provision expenses

– Slowing absorption rates

– Declining appraised values

– Freezing of capital markets

Industry Challenges In 2008

Residential

Sub-prime mortgages disrupted the mortgage and financial markets

Increased levels of residential foreclosures nationwide

Decreased property values (20-40% declines in appraised values)

Significantly increased sale times

Tightened secondary market and PMI standards

Government intervention is directing write-downs on loans in foreclosure

Industry Challenges In 2008

Margins

Declining interest rates squeezed margins

Consumer preferences for short-term deposit accounts

Higher cost of wholesale

Industry Challenges In 2008

Significant Decline in Financial Stocks

Change %

1 Year 3 Years

SNL Banks and Thrifts (46.35) (60.58)

SNL Banks (46.73) (60.07)

SNL Thrifts (42.15) (66.50)

KBW Banks (51.18) (63.55)

S & P Banks (55.77) (71.72)

NASDAQ Banks (33.47) (46.66)

(Source: SNL Financial)

Key Objectives for 2008

Maintain Soundness

Improve Profitability

Focus on Loan Growth

Increase Name Recognition

Expand in Key Markets

Maintain Soundness

($ in thousands)

$15,841

$9,908

$9,426

$5,024

$5,125

2005

2006

2007

2008

1Q 2009

Classified and Criticized Loans

Maintain Soundness

($ in thousands)

$6,219

$3,326

$3,291

$2,466

$2,638

2005

2006

2007

2008

1Q 2009

Non-Performing Loans

Maintain Soundness

($ in thousands)

$3,225

$2,967

$2,991

$2,616

$2,677

2005

2006

2007

2008

1Q 2009

Allowance for Loan Losses

Maintain Soundness

(% of total loans)

1.28%

1.04%

0.90%

0.92%

0.95%

2005

2006

2007

2008

1Q 2009

Allowance for Loan Losses

Maintain Soundness

Allowance Non-Performing Loans

$6,219

$3,316

$3,225

$3,291

$2,835

$2,991

$2,466

$2,616

$2,677

$2,638

115.0%

78.7%

101.5%

48.1%

98.0%

2005

2006

2007

2008

1Q 2009

Coverage of Non-Performing Loans

Improve Profitability

Continue to change the mix of earning assets

(% of earning assets)

2007

2008

1Q 2009

12%

1%

10%

1%

9%

1%

22%

21%

23%

28%

30%

28%

37%

39%

40%

Residential Mortgage Loans Commercial Loans Consumer Loans Construction Loans

Total Investments

Improve Profitability

($ in thousands)

$11,793

$9,787

$9,822

$8,801

2005

2006

2007

2008

Net Interest Income

Improve Profitability

(Net Interest Income presented on a tax equivalent basis as a % of average interest - earning assets – 34.0%)

3.08%

2.57%

2.73%

2.29%

2005

2006

2007

2008

Net Interest Margin

Focus on Loan Growth

($ in thousands)

$339,000

$325,526

$296,950

$251,885

$221,126

2005

2006

2007

2008

1Q 2009

Expand in Key Markets

Greenfield Banking Center

Expand In Key Markets

Carmel Fishers

Expand In Key Markets

Westfield Banking Center

Deposits as of 3/31/09

• Greenfield $27,705,662

• Fishers $8,122,840

• West Carmel $7,687,406

Ameriana – 2009 Key Objectives

Soundness – Resolution of Problem Assets

– Manage NPAs and OREO

– Minimize losses

– Work with borrowers in distress if possible

– Utilize skills of Special Assets Manager and Chief Credit Officer to manage criticized and classified assets

– Ensure adequacy of ALL

Capital Ratios

(As of 3/31/09)

Ameriana Bancorp

Actual

Well - Capitalized

Tangible Common Equity/Total Tangible Assets Ratio 6.70% N/A

TIER 1 Leverage Ratio 8.07% 5.00%

TIER 2 Risk-Based Capital Ratio 11.07% 6.00%

Total Risk-Based Capital Ratio 12.04% 10.00%

Ameriana Bank

Actual Well-Capitalized

TIER 1 Leverage Ratio 8.02% 5.00%

TIER 1 Risk-Based Capital Ratio 11.05% 6.00%

Total Risk-Based Capital Ratio 12.03% 10.00%

TARP Decision

• Initial reaction to Capital Purchase Plan was favorable

– Reasonable Cost

– Other sources of capital unavailable

– Yields on investments to offset initial costs were favorable

• Decision to withdraw

– Internal capital analysis showed sufficient capital

– Yields on investments fell dramatically eliminating ability to offset costs

– Market reaction to CPP as bailout money

– Partial thawing of traditional capital markets

Ameriana – 2009 Key Objectives

• Soundness – CAPITAL

– Preserve and Build Capital

• Reduce risk-based assets, if needed

• Reduce expenses and pursue fee income opportunities to increase net income

• Evaluate dividend

• Evaluate raising capital from traditional capital markets i.e.

– Preferred stock

– Subordinated debentures

Ameriana – 2009 Key Objectives

• Profitability

– Maintain or improve Net Interest Margin

– Increase Net Interest Income by increasing earning assets

– Manage expenses

– Grow other income from Ameriana Financial Services and Ameriana Insurance

Ameriana – 2009 Key Objectives

• Growth

– Due to current economic conditions additional significant growth initiatives have been placed on hold

Questions?

Results of the Election

Ameriana Bancorp

NASDAQ: ASBI